UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 22, 2004

CONCORDE CAREER COLLEGES, INC.
(Exact name of registrant as specified in its charter)

Delaware - (State or Other Jurisdiction of Incorporation)

Commission File No. 0-16992     IRS Employer Identification Number - 43-1440321

5800 Foxridge, Suite 500, Mission, Kansas , 66202
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  (913) 831-9977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Certain statements in this current report and its exhibits may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. The Company intends that such forward-looking statements be subject to the 'safe-harbor' provisions of that act. Forward-looking statements regarding economic conditions, efforts of employees, year to year improvements, and effects of corporate initiatives, future profitability, projections, future revenue opportunities, and their impact on 2004 are forward looking statements and not historical facts. These statements are estimates or projections involving numerous risks or uncertainties, including but not limited to, consumer demand, acceptance of services offered by the Company, the Company's ability to maintain current expense and revenue levels, actions by competitors, impairment of federal funding, legislative action, student default rates, changes in federal or state authorization or accreditation changes, changes in market needs and technology, political or regulatory matters, litigation, general economic conditions, changes in management strategy and the Company's ability to leverage its curriculum and management infrastructure to build its student base. Actual results or events could differ materially from those discussed in the forward-looking statements. See the Company's reports on Forms 14A, 10-K and 10-Q filed with the Securities and Exchange Commission for further information. The Company disclaims any obligation to publicly update, revise or correct any forward looking statements, whether as a result of new information, future events or otherwise. To find out more about Concorde Career Colleges, Inc. (NASDAQ: CCDC), visit our website at www.concordecareercolleges.com.

ITEM 7.01. Regulation FD Disclosure

On September 22, 2004, Concorde Career Colleges, Inc. (NASDAQ: CCDC), issued a press release stating that Jack Brozman, Chairman and Chief Executive Officer will participate in the ThinkEquity Partners annual growth conference on Thursday September 23, 2004 at 8:00 AM PT. The event will be held at the Omni Hotel in San Francisco, California. The press release is attached to this report as exhibit 99.1.

The presentation will consist of a thirty minute slide presentation that can be accessed at the investor relations section of Concorde's Web site, www.concorde.edu and is attached to this report as exhibit 99.2.
ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this document.

99.1     Press release of Concorde Career Colleges, Inc., issued September 22, 2004, reporting that it will participate in the ThinkEquity Partners annual growth conference on Thursday September 23, 2004 at 8:00 AM PT.

99.2     Slide presentation given at the ThinkEquity Partners annual growth conference on Thursday September 23, 2004 at 8:00 AM PT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCORDE CAREER COLLEGES, INC.
DATED: September 22, 2004
By: /s/ Jack L. Brozman
Jack L. Brozman, Chief Executive Officer
By: /s/ Paul R. Gardner
Paul R. Gardner, Chief Financial Officer